UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 30, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of June 1, 2004, providing for the issuance of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-6)

Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

745 Seventh Avenue, 7th Floor
New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

None

(Former Name or Former Address, if Changed Since Last Report)

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Form 8-K (Post Closing)

Item 5. Other Events

     The Registrant registered issuances of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-115858) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $2,308,979,000 aggregate principal amount of Class 1-A1, Class 2-A1, Class 2-A2, Class A3, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class B Certificates of its Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-6 on June 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 25, 2004, as supplemented by the Prospectus Supplement dated June 29, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of June 1, 2004, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and LaSalle Bank National Association, as Trustee. The “Certificates” consist of the following classes: Class 1-A1, Class 2-A1, Class 2-A2, Class A3, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B, Class P, Class X and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of certain conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $2,233,898,174.90 as of June 1, 2004, and approximately $86,683,075 of funds held in two pre-funding accounts, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

111157 SAIL 2004-6
Form 8-K (Post Closing)

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.1	Trust Agreement dated as of June 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and LaSalle Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Securitization Servicing Agreement dated as of June 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.3	Securitization Subservicing Agreement dated as of June 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.4	Servicing Agreement dated as of June 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Aurora Loan Services Inc., in the dual capacities of Master Servicer and Servicer.

99.5	Servicing Agreement dated as of June 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6	The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 12-670-4-3915) including (i) Declaration Page No. 71-70035 (10/96) (i) Terms and Conditions No. 71-7135 (8/94) and (i) Endorsements No. 71-70192 (8/01) and 71-70201 (1/03), as modified by the Terms Letter dated June 22, 2004, among Lehman Brothers Inc., MGIC and LaSalle Bank National Association, as Trustee and the MGIC Commitment Certificates (Covering Multiple Loans) covering approximately $101,400,000 million aggregate principal balance of insurable Mortgage Loans.

111157 SAIL 2004-6
Form 8-K (Post Closing)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Ellen Kiernan

Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: June 30, 2004

111157 SAIL 2004-6
Form 8-K (Post Closing)

EXHIBIT INDEX

Exhibit No.	Description
4.1
Trust Agreement dated as of June 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A., as Securities Administrator and LaSalle Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2
Securitization Servicing Agreement dated as of June 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.3	Securitization Subservicing Agreement dated as of June 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Bank, N.A., as Servicer.

99.4	Servicing Agreement dated as of June 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Aurora Loan Services Inc., in the dual capacities of Master Servicer and Servicer.

99.5	Servicing Agreement dated as of June 1, 2004, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6
The Mortgage Guaranty Insurance Corporation (“MGIC”) Mortgage Guaranty Master Policy (No. 12-670-4-3915) including (i) Declaration Page No. 71-70035 (10/96) (i) Terms and Conditions No. 71-7135 (8/94) and (i) Endorsements No. 71-70192 (8/01) and 71-70201 (1/03), as modified by the Terms Letter dated June 22, 2004, among Lehman Brothers Inc., MGIC and LaSalle Bank National Association, as Trustee and the MGIC Commitment Certificates (Covering Multiple Loans) covering approximately $101,400,000 million aggregate principal balance of insurable Mortgage Loans.

106353 SAIL 2004-6
Form 8-K (Post Closing)